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                               Exhibit 23.01





                      CONSENT OF INDEPENDT ACCOUNTANTS











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/Letterhead/





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     We hereby consent to the use of audit report of Basic Energy, Inc., dated November 9, 2000, in the form 10-KSB dated November 12, 2000 for Basic Energy, Inc.






/S/ Crouch, Bierwolf & Associates
Salt Lake City, Utah
November 12, 2000



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